UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 12, 2010

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance-Based Bonus Plan for Executives

On August 12, 2010, the Board of Directors of MIPS Technologies, Inc. (the “Company”) approved revisions to the Performance-Based Bonus Plan for Executives (the “Bonus Plan”), which includes the Chief Executive Officer.  Under the Bonus Plan, a specified percentage of the executive officer’s base salary is established as the target bonus.  The target bonus is then multiplied by a corporate performance multiplier, calculated based on overall corporate performance for the fiscal year.  Bonuses are paid to the extent the Company achieves both the corporate revenue and operating margin targets contained in the financial plan that the Board of Directors approves each year.  The revisions approved by the Board of Directors modified the calculation of the corporate performance multiplier applied to an executive’s target bonus under the Bonus Plan.

The revised Performance-Based Bonus Plan for Executives is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Director Retirement

At the August 12, 2010, Board of Directors meeting, Mr. Anthony Holbrook, the Chairman of the Company’s Board of Directors, announced his intention to retire as a director and not stand for re-election at the Company’s 2010 annual meeting of stockholders, at which time his term as a director will expire.  The Company’s 2010 annual meeting of stockholders is currently scheduled to take place on November 11, 2010.

The Company is disclosing this director retirement information in accordance with Item 5.02(b) of Form 8-K.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2010, the Board of Directors of the Company approved revisions to Article III, Section 1 of the Company’s Amended and Restated By-laws (the “Bylaws”).  The revisions approved by the Board of Directors provide that if a director is elected (pursuant to Article III, Section 5 of the Bylaws) to fill a vacancy on the Board of Directors, then such director may be assigned to any one of the three classes of directors that constitute the Board of Directors.  A director elected to fill such vacancy will stand for election at the next annual meeting of Company stockholders, regardless of the class assigned to such director.

The revised Bylaws is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            3.1     Amended and Restated Bylaws

            10.1   Performance-Based Bonus Plan for Executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: August 18, 2010	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws
10.1	Performance-Based Bonus Plan for Executives